UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 2, 2005


                      ADVANCED BATTERY TECHNOLOGIES, INC.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                      0-13337                22-2497491
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(State of Incorporation)       (Commission File           (IRS Employer
                                Number)                    Identification No.)


             136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
             ---------------------------------------------------
                   (Address of Principal Executive Offices)

                                (718) 359-6866
                        -----------------------------
                        Registrant's Telephone Number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Election of Director

     On March 2, 2005 the Board of Directors of Advanced Battery Technologies elected Guopeng Gao to serve as a member of the Board of Directors. Mr. Gao is not expected to currently serve on any committees of the Board, as none have yet been constituted.

     From 2002 to date Mr. Gao has served as Vice President of the Registrant's subsidiary, HeilongJiang ZhongQiang Power Tech Co, Ltd. From 2000 until 2002, Mr. Gao was Technical Manager for Heilongjiang Shuangtai Electric Co. Ltd.

                                   EXHIBITS

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: March 3, 2005              By:/s/ Zhiguo Fu
                                  --------------------------
                                  Zhiguo Fu
                                  Chief Executive Officer